Exhibit 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND TREASURER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K/A of Capital Beverage Corporation (the " Company") for the year ended December 31, 2007 (the "Report"), I, Carmine N. Stella, hereby certify in my capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2008

/s/ Carmine N. Stella Name: Carmine N. Stella Title: Chief Executive Officer

     In connection with the annual report on Form 10-K/A of Capital Beverage Corporation (the " Company") for the year ended December 31, 2007 (the "Report"), I, Carol Russell, hereby certify in my capacity as Treasurer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2008

/s/ Carol Russell Name: Carol Russell Title: Treasurer